Exhibit 99.2

Financial Highlights

UDR, Inc.
As of End of Fourth Quarter 2016 (1)
(Unaudited)

		Actual Results	Actual Results	Guidance as of December 31, 2016
Dollars in thousands, except per share and unit		4Q 2016	Full-Year 2016	1Q 2017	Full-Year 2017
GAAP Metrics
Net income/(loss) attributable to common stockholders		$236,687	$289,001	--	--
Net income/(loss) attributable to UDR, Inc.		$237,617	$292,718	--	--
Income/(loss) per weighted average common share, diluted		$0.88	$1.08	$0.08 to $0.09	$0.31 to $0.36

Per Share Metrics
FFO per common share and unit, diluted		$0.47	$1.80	$0.44 to $0.46	$1.83 to $1.87
FFO as Adjusted per common share and unit, diluted		$0.46	$1.79	$0.44 to $0.46	$1.83 to $1.87
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted		$0.40	$1.63	$0.42 to $0.44	$1.68 to $1.72
Dividend declared per share and unit		$0.295	$1.18	$0.31	$1.24 (2)

Same-Store Operating Metrics
Revenue growth		5.0%	5.7%	--	3.00% - 4.00%
Expense growth		4.2%	3.7%	--	2.50% - 3.50%
NOI growth		5.3%	6.5%	--	3.25% - 4.25%
Physical Occupancy		96.8%	96.7%	--	96.7%

Property Metrics			Homes	Communities	% of Total NOI
Same-Store			32,265	110	69.9%
Stabilized, Non-Mature			5,793	11	14.0%
Acquired Communities			508	3	1.3%
Redevelopment			888	3	1.8%
Non-Residential / Other			N/A	N/A	2.5%
Sold and Held for Disposition			-	-	0.9%
Joint Venture (includes completed JV developments) (3)			6,849	27	9.6%
Sub-total, completed homes			46,303	154	100%
Under Development			1,101	2	-
Joint Venture Development			970	4	-
Preferred Equity Investments			1,533	5	-
Total expected homes (3)(4)			49,907	165	100%

Balance Sheet Metrics (adjusted for non-recurring items)
	4Q 2016	4Q 2015
Interest Coverage Ratio	4.9x	4.2x
Fixed Charge Coverage Ratio	4.8x	4.1x
Leverage Ratio	32.1%	34.6%
Net Debt-to-EBITDA	5.1x	5.7x

(1) See Attachment 16 for definitions and other terms.
(2) Annualized for 2017.
(3) Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4) Excludes 218 homes at Steele Creek where we have a participating loan investment as described in Attachment 12(B).

Attachment 1

UDR, Inc.
Consolidated Statements of Operations (1)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share amounts	2016	2015	2016	2015
REVENUES:
Rental income	$240,081	$234,352	$948,461	$871,928
Joint venture management and other fees (2)	2,927	3,253	11,400	22,710
Total revenues	243,008	237,605	959,861	894,638
OPERATING EXPENSES:
Property operating and maintenance	40,075	41,174	159,947	155,096
Real estate taxes and insurance	28,726	26,881	115,429	102,963
Property management	6,603	6,445	26,083	23,978
Other operating expenses	2,369	3,534	7,649	9,708
Real estate depreciation and amortization	102,537	104,909	419,615	374,598
Acquisition costs	152	1,433	213	2,126
General and administrative	13,104	16,560	49,548	57,564
Casualty-related (recoveries)/charges, net	(1,102)	(45)	732	2,335
Other depreciation and amortization	1,458	1,899	6,023	6,679
Total operating expenses	193,922	202,790	785,239	735,047
Operating income	49,086	34,815	174,622	159,591
Income/(loss) from unconsolidated entities (3)	35,945	1,052	52,234	62,329
Interest expense	(29,295)	(33,170)	(121,302)	(121,875)
(Cost)/benefit associated with debt extinguishment and other	—	—	(1,729)	—
Total interest expense	(29,295)	(33,170)	(123,031)	(121,875)
Interest income and other income/(expense), net	481	407	1,930	1,551
Income/(loss) before income taxes and gain/(loss) on sale of real estate owned	56,217	3,104	105,755	101,596
Tax benefit/(provision), net	3,063	1,424	3,774	3,886
Income/(loss) from continuing operations	59,280	4,528	109,529	105,482
Gain/(loss) on sale of real estate owned, net of tax	200,466	172,635	210,851	251,677
Net income/(loss)	259,746	177,163	320,380	357,159
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership (4) (5)	(22,114)	(14,966)	(27,282)	(16,773)
Net (income)/loss attributable to noncontrolling interests	(15)	3	(380)	(3)
Net income/(loss) attributable to UDR, Inc.	237,617	162,200	292,718	340,383
Distributions to preferred stockholders - Series E (Convertible)	(930)	(930)	(3,717)	(3,722)
Net income/(loss) attributable to common stockholders	$236,687	$161,270	$289,001	$336,661

Income/(loss) per weighted average common share - basic:	$0.89	$0.62	$1.09	$1.30
Income/(loss) per weighted average common share - diluted:	$0.88	$0.61	$1.08	$1.29
Common distributions declared per share	$0.2950	$0.2775	$1.1800	$1.1100
Weighted average number of common shares outstanding - basic	266,498	260,830	265,386	258,669
Weighted average number of common shares outstanding - diluted	271,551	266,108	267,311	263,752

(1) See Attachment 16 for definitions and other terms.
(2) 4Q 2015 and YTD 2015 presented above include approximately $0.4 million and $10.0 million of promote and disposition fee income in connection with the January 2015 sale of eight communities held by the Texas Joint Venture.

(3) 4Q 2016, 4Q 2015, YTD 2016, and YTD 2015 presented above include approximately $36.4 million, $0.4 million, $47.8 million, and $59.4 million, respectively, of gains on the sale of unconsolidated depreciable properties.

(4) In October 2015, UDR completed the acquisition of six Washington, DC area communities from Home Properties, L.P. for a total purchase price of $901 million. Four of the six communities were acquired through UDR's 50.1% ownership in newly formed UDR Lighthouse DownREIT L.P. (the “DownREIT Partnership”). The increase in the percentage of net income attributable to noncontrolling interests during the 4th quarter relates to third parties' 49.9% interest in the DownREIT Partnership.

(5) Due to the quarterly calculation of noncontrolling interest, the sum of the quarterly amounts will not equal the annual totals.

Attachment 2

UDR, Inc.
Funds From Operations (1)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share and unit amounts	2016	2015	2016	2015
Net income/(loss) attributable to common stockholders	$236,687	$161,270	$289,001	$336,661
Real estate depreciation and amortization	102,537	104,909	419,615	374,598
Noncontrolling interests	22,129	14,963	27,662	16,776
Real estate depreciation and amortization on unconsolidated joint ventures	13,055	9,389	47,832	38,652
Net gain on the sale of unconsolidated depreciable property	(36,385)	(372)	(47,848)	(59,445)
Net gain on the sale of depreciable real estate owned	(200,466)	(172,635)	(209,166)	(251,677)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$137,557	$117,524	$527,096	$455,565
Distributions to preferred stockholders - Series E (Convertible) (2)	930	930	3,717	3,722
FFO attributable to common stockholders and unitholders, diluted	$138,487	$118,454	$530,813	$459,287
FFO per common share and unit, basic	$0.47	$0.41	$1.81	$1.68
FFO per common share and unit, diluted	$0.47	$0.41	$1.80	$1.66
Weighted average number of common shares and OP/DownREIT Units outstanding - basic	291,471	285,144	290,516	271,616
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding - diluted	296,524	290,422	295,469	276,699
Impact of adjustments to FFO:
Acquisition-related costs/(fees)	$152	$1,433	$213	$2,126
Acquisition-related costs/(fees) on unconsolidated joint ventures	—	—	—	1,460
Cost/(benefit) associated with debt extinguishment and other	—	—	1,729	—
Texas Joint Venture promote and disposition fee income	—	(372)	—	(10,005)
Long-term incentive plan transition costs	274	884	898	3,537
Net gain on the sale of non-depreciable real estate owned	—	—	(1,685)	—
Legal claims, net of tax	—	705	(480)	705
Net loss on sale of unconsolidated land	—	—	1,016	—
Severance costs and other restructuring expense	871	—	871	—
Tax benefit associated with the conversion of certain TRS entities into REITs (3)	(2,436)	—	(2,436)	—
Casualty-related (recoveries)/charges, net	(1,102)	(45)	732	2,335
Casualty-related (recoveries)/charges on unconsolidated joint ventures, net (4)	(251)	2,218	(3,752)	2,474
	$(2,492)	$4,823	$(2,894)	$2,632
FFO as Adjusted attributable to common stockholders and unitholders, diluted	$135,995	$123,277	$527,919	$461,919
FFO as Adjusted per common share and unit, diluted	$0.46	$0.42	$1.79	$1.67
Recurring capital expenditures	(15,974)	(14,419)	(47,257)	(45,467)
AFFO attributable to common stockholders and unitholders	$120,021	$108,858	$480,662	$416,452
AFFO per common share and unit, diluted	$0.40	$0.37	$1.63	$1.51

(1) See Attachment 16 for definitions and other terms.
(2) Series E preferred shares are dilutive for purposes of calculating FFO per share. Consequently, distributions to Series E preferred shareholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(3) During 4Q16, the Company recognized a one-time tax benefit of $2.4 million related to the conversion of certain taxable REIT subsidiary entities into REITs.
(4) Casualty-related (recoveries)/charges on unconsolidated joint ventures, net include casualty recoveries of $0.3 million and $3.8 million for the three and twelve months ended December 31, 2016 related to UDR's share of the 717 Olympic casualty, which is included in income/(loss) from unconsolidated entities in Attachment 1.

Attachment 3

UDR, Inc.
Consolidated Balance Sheets (1)
(Unaudited)
	December 31,	December 31,
In thousands, except share and per share amounts	2016	2015
ASSETS
Real estate owned:
Real estate held for investment	$9,271,847	$9,053,599
Less: accumulated depreciation	(2,923,072)	(2,646,044)
Real estate held for investment, net	6,348,775	6,407,555
Real estate under development
(net of accumulated depreciation of $0 and $0)	342,282	124,072
Real estate held for disposition
(net of accumulated depreciation of $553 and $830)	1,071	11,775
Total real estate owned, net of accumulated depreciation	6,692,128	6,543,402

Cash and cash equivalents	2,112	6,742
Restricted cash	19,994	20,798
Notes receivable, net	19,790	16,694
Investment in and advances to unconsolidated joint ventures, net	827,025	938,906
Other assets	118,535	137,302
Total assets	$7,679,584	$7,663,844
LIABILITIES AND EQUITY
Liabilities:
Secured debt	$1,130,858	$1,376,945
Unsecured debt	2,270,620	2,193,850
Real estate taxes payable	17,388	18,786
Accrued interest payable	29,257	29,162
Security deposits and prepaid rent	34,238	36,330
Distributions payable	86,936	80,368
Accounts payable, accrued expenses, and other liabilities	103,835	81,356
Total liabilities	3,673,132	3,816,797
Redeemable noncontrolling interests in the OP and DownREIT Partnership	909,482	946,436
Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,796,903 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,796,903 shares at December 31, 2015)	46,457	46,457
16,196,889 shares of Series F outstanding (16,452,496 shares
at December 31, 2015)	1	1
Common stock, $0.01 par value; 350,000,000 shares authorized
267,259,469 shares issued and outstanding (261,844,521 shares at December 31, 2015)	2,673	2,618
Additional paid-in capital	4,635,413	4,447,816
Distributions in excess of net income	(1,585,825)	(1,584,459)
Accumulated other comprehensive income/(loss), net	(5,609)	(12,678)
Total stockholders' equity	3,093,110	2,899,755
Noncontrolling interests	3,860	856
Total equity	3,096,970	2,900,611
Total liabilities and equity	$7,679,584	$7,663,844

(1) See Attachment 16 for definitions and other terms.

Attachment 4(A)

UDR, Inc.
Selected Financial Information (1)
(Unaudited)
				December 31,	December 31,
Common Stock and Equivalents				2016	2015
Common shares				266,613,508	261,044,151
Restricted shares				645,961	800,370
Total common stock				267,259,469	261,844,521
Stock options, LTIP Units and restricted stock equivalents				1,372,102	1,181,193
Operating and DownREIT Partnership units				23,179,309	23,439,601
Preferred OP units				1,751,671	1,751,671
Convertible preferred Series E stock (2)				3,028,068	3,028,068
Total common stock and equivalents				296,590,619	291,245,054

				4Q 2016 Weighted	4Q 2015 Weighted
Weighted Average Number of Shares Outstanding				Average	Average
Weighted average number of common shares and OP/DownREIT units outstanding - basic				291,470,551	285,144,377
Weighted average number of OP/DownREIT units outstanding				(24,972,205)	(24,314,208)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations				266,498,346	260,830,169

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted				296,523,642	290,422,108
Weighted average number of OP/DownREIT units outstanding				(24,972,205)	(24,314,208)
Weight average number of Series E preferred shares outstanding (3)				—	—
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations				271,551,437	266,107,900

				Year-to-Date	Year-to-Date
				Weighted Average	Weighted Average
Weighted average number of common shares and OP/DownREIT units outstanding - basic				290,516,533	271,616,214
Weighted average number of OP/DownREIT units outstanding				(25,130,101)	(12,947,362)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations				265,386,432	258,668,852

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted				295,469,117	276,698,957
Weighted average number of OP/DownREIT units outstanding				(25,130,101)	(12,947,362)
Weight average number of Series E preferred shares outstanding (3)				(3,028,068)	—
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations				267,310,948	263,751,595

				Gross	% of
	Number of	4Q 2016 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	29,085	$132,351	77.3%	$7,547,590	78.5%
Encumbered assets	10,369	38,929	22.7%	2,068,163	21.5%
	39,454	$171,280	100.0%	$9,615,753	100.0%

(1) See Attachment 16 for definitions and other terms.
(2) At December 31, 2016 and December 31, 2015, a total of 2,796,903 shares of the Series E were outstanding, which is equivalent to 3,028,068 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

(3) Series E preferred shares are anti-dilutive for purposes of calculating earnings per share for the twelve months ended December 31, 2016. For the three months ended December 31, 2016 and three and twelve months ended December 31, 2015, the Series E preferred shares are dilutive.

Attachment 4(B)

UDR, Inc.
Selected Financial Information (1)
(Unaudited)
						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity
Secured	Fixed		$747,660		21.9%	4.53%	4.7
	Floating		375,646	(2)	11.0%	1.95%	4.0
	Combined		1,123,306		32.9%	3.66%	4.4

Unsecured	Fixed		2,230,644	(3)	65.4%	3.78%	5.7
	Floating		56,350		1.7%	1.60%	3.3
	Combined		2,286,994		67.1%	3.73%	5.7

Total Debt	Fixed		2,978,304		87.3%	3.97%	5.5
	Floating		431,996		12.7%	1.90%	3.9
	Combined		$3,410,300		100.0%	3.71%	5.3
	Total Non-Cash Adjustments (5)		(8,822)
	Total per Balance Sheet		$3,401,478			3.79%

Debt Maturities, In thousands
		Unsecured	Revolving Credit				Weighted Average
	Secured Debt (6)	Debt (6)	Facilities (4) (7)		Balance	% of Total	Interest Rate
2017	$51,001	$—	$—		$51,001	1.5%	1.48%
2018	212,606	300,000	—		512,606	15.0%	3.91%
2019	317,095	—	21,350		338,445	9.9%	4.35%
2020	198,076	300,000	—		498,076	14.6%	3.87%
2021	1,117	350,000	—		351,117	10.3%	2.17%
2022	1,157	400,000	—		401,157	11.8%	4.62%
2023	137,654	—	—		137,654	4.0%	2.81%
2024	—	315,644	—		315,644	9.3%	3.99%
2025	127,600	300,000	—		427,600	12.5%	4.26%
2026	50,000	300,000	—		350,000	10.3%	2.99%
Thereafter	27,000	—	—		27,000	0.8%	1.33%
	1,123,306	2,265,644	21,350		3,410,300	100.0%	3.71%
Total Non-Cash Adjustments (5)	7,552	(16,374)	—		(8,822)
Total per Balance Sheet	$1,130,858	$2,249,270	$21,350		$3,401,478		3.79%

Debt Maturities With Extensions, In thousands
		Unsecured	Revolving Credit				Weighted Average
	Secured Debt (6)	Debt (6)	Facilities (4) (7)		Balance	% of Total	Interest Rate
2017	$51,001	$—	$—		$51,001	1.5%	1.48%
2018	212,606	300,000	—		512,606	15.0%	3.91%
2019	317,095	—	21,350		338,445	9.9%	4.35%
2020	198,076	300,000	—		498,076	14.6%	3.87%
2021	1,117	350,000	—		351,117	10.3%	2.17%
2022	1,157	400,000	—		401,157	11.8%	4.62%
2023	137,654	—	—		137,654	4.0%	2.81%
2024	—	315,644	—		315,644	9.3%	3.99%
2025	127,600	300,000	—		427,600	12.5%	4.26%
2026	50,000	300,000	—		350,000	10.3%	2.99%
Thereafter	27,000	—	—		27,000	0.8%	1.33%
	1,123,306	2,265,644	21,350		3,410,300	100.0%	3.71%
Total Non-Cash Adjustments (5)	7,552	(16,374)	—		(8,822)
Total per Balance Sheet	$1,130,858	$2,249,270	$21,350		$3,401,478		3.79%

(1) See Attachment 16 for definitions and other terms.
(2) Includes $336.3 million of debt with a weighted average interest cap of 8.0% on the underlying index.
(3) Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 2.23%.
(4) There are no borrowings outstanding on our $1.1 billion line of credit at December 31, 2016. The facility has a maturity date of January 2020, plus two six-month extension options. The credit facility carries an interest rate equal to LIBOR plus a spread of 90 basis points and a facility fee of 15 basis points, which is not included in the interest rate above.

(5) Includes the unamortized balance of fair market value adjustments, premiums/discounts, deferred hedge gains, and deferred financing costs.
(6) Includes principal amortization, as applicable.
(7) UDR's $75 million working capital credit facility has a maturity date of January 2019. The working capital credit facility carries an interest rate equal to LIBOR plus a spread of 90 basis points.

Attachment 4(C)

UDR, Inc.
Selected Financial Information (1)
(Unaudited)
Quarter Ended
Coverage Ratios	December 31, 2016
Net income/(loss) attributable to UDR, Inc.	$237,617
Adjustments:
Interest expense	29,295
Real estate depreciation and amortization	102,537
Real estate depreciation and amortization on unconsolidated joint ventures	13,055
Other depreciation and amortization	1,458
Noncontrolling interests	22,129
Income tax provision/(benefit)	(3,063)
EBITDA	$403,028

Net gain on the sale of depreciable real estate owned	(200,466)
Net gain on the sale of unconsolidated depreciable property	(36,385)
Long-term incentive plan transition costs	274
Acquisition-related costs/(fees)	152
Severance costs and other restructuring expense	871
Casualty-related (recoveries)/charges, net	(1,102)
Casualty-related (recoveries)/charges on unconsolidated joint ventures, net	(251)
EBITDA - adjusted for non-recurring items	$166,121
Annualized EBITDA - adjusted for non-recurring items	$664,484
Interest expense	$29,295
Capitalized interest expense	4,361
Total interest	$33,656

Preferred dividends	$930
Total debt	$3,401,478
Cash	2,112
Net debt	$3,399,366

Interest Coverage Ratio - adjusted for non-recurring items	4.9	x

Fixed Charge Coverage Ratio - adjusted for non-recurring items	4.8	x

Net Debt-to-EBITDA - adjusted for non-recurring items	5.1	x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)	Required	Actual	Compliance
Maximum Leverage Ratio	≤60.0%	33.3%	(2)	Yes
Minimum Fixed Charge Coverage Ratio	≥1.5x	3.9x	Yes
Maximum Secured Debt Ratio	≤40.0%	15.9%	Yes
Minimum Unencumbered Pool Leverage Ratio	≥150.0%	394.3%	Yes

Senior Unsecured Note Covenants (3)	Required	Actual	Compliance
Debt as a percentage of Total Assets	≤60.0%	32.2%	(3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge	≥1.5x	4.9x	Yes
Secured Debt as a percentage of Total Assets	≤40.0%	10.7%	Yes
Total Unencumbered Assets to Unsecured Debt	≥150.0%	338.6%	Yes

Securities Ratings	Debt	Preferred	Outlook
Moody's Investors Service	Baa1	Baa2	Stable
Standard & Poor's	BBB+	BBB-	Stable

(1) See Attachment 16 for definitions and other terms.
(2) As defined in our credit agreement dated October 20, 2015.
(3) As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.
Operating Information (1)
(Unaudited)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenues
Same-Store Communities	32,265	$185,582	$185,329	$182,645	$179,999	$176,773
Stabilized, Non-Mature Communities	5,793	35,730	35,331	34,967	34,137	32,516
Acquired Communities	508	3,622	—	—	—	—
Redevelopment Communities	888	5,509	5,394	5,291	5,598	5,853
Development Communities	—	2	1	1	1	—
Non-Residential / Other (2)	—	6,590	7,150	6,153	4,911	6,674
Total	39,454	$237,035	$233,205	$229,057	$224,646	$221,816
Expenses
Same-Store Communities (3)		$53,079	$53,281	$52,133	$51,319	$50,918
Stabilized, Non-Mature Communities		9,265	10,303	9,403	9,906	9,281
Acquired Communities		1,181	—	—	—	—
Redevelopment Communities		2,131	2,281	2,028	1,992	1,938
Development Communities		172	113	76	80	39
Non-Residential / Other (2)(3)		1,913	1,537	2,940	2,179	1,693
Total		$67,741	$67,515	$66,580	$65,476	$63,869
Net Operating Income
Same-Store Communities		$132,503	$132,048	$130,512	$128,680	$125,855
Stabilized, Non-Mature Communities		26,465	25,028	25,564	24,231	23,235
Acquired Communities		2,441	—	—	—	—
Redevelopment Communities		3,378	3,113	3,263	3,606	3,915
Development Communities		(170)	(112)	(75)	(79)	(39)
Non-Residential / Other (2)		4,677	5,613	3,213	2,732	4,981
Total		$169,294	$165,690	$162,477	$159,170	$157,947
Operating Margin
Same-Store Communities		71.4%	71.3%	71.5%	71.5%	71.2%
Average Physical Occupancy
Same-Store Communities		96.8%	96.8%	96.6%	96.5%	96.5%
Stabilized, Non-Mature Communities		95.6%	95.5%	95.1%	94.1%	93.8%
Acquired Communities		94.4%	—	—	—	—
Redevelopment Communities		93.1%	92.4%	89.3%	92.5%	96.1%
Development Communities		—	—	—	—	—
Other (4)		—	97.2%	97.1%	96.9%	96.9%
Total		96.5%	96.6%	96.2%	96.1%	96.1%
Return on Invested Capital
Same-Store Communities		7.6%	7.6%	7.5%	7.4%	7.3%
Sold and Held for Disposition Communities
Revenues		$3,046	$7,050	$7,111	$7,311	$12,536
Expenses		1,060	2,384	2,273	2,347	4,186
Net Operating Income/(loss)		$1,986	$4,666	$4,838	$4,964	$8,350

Total	39,454	$171,280	$170,356	$167,315	$164,134	$166,297

(1) See Attachment 16 for definition and other terms.
(2) Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3) Quarter ended September 30, 2016 expenses were lowered by $1.2 million due to the reversal of a portion of the initial expected real estate tax assessment for a 2014 San Francisco development completion. A $680 thousand reduction is included in Same-Store Communities expenses as it related to the period of time that the community was in our Same-Store population while the remaining $490 thousand is in Non-Residential / Other expense.

(4) Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

UDR, Inc.
Same-Store Operating Expense Information (1)
(Dollars in Thousands)
(Unaudited)

	% of 4Q 2016
	SS Operating
Year-Over-Year Comparison	Expenses	4Q 2016	4Q 2015	% Change
Real estate taxes (3)	37.0%	$19,659	$17,946	9.5%
Personnel	24.4%	12,925	12,870	0.4%
Utilities	14.5%	7,706	7,843	-1.7%
Repair and maintenance	12.8%	6,811	6,579	3.5%
Administrative and marketing	6.6%	3,489	3,347	4.2%
Insurance	4.7%	2,489	2,333	6.7%
Same-Store operating expenses (3)	100.0%	$53,079	$50,918	4.2%
Same-Store Homes	32,265

	% of 4Q 2016
	SS Operating
Sequential Comparison	Expenses	4Q 2016	3Q 2016	% Change
Real estate taxes (2)	37.0%	$19,659	$19,022	3.3%
Personnel	24.4%	12,925	13,182	-1.9%
Utilities	14.5%	7,706	8,067	-4.5%
Repair and maintenance	12.8%	6,811	7,154	-4.8%
Administrative and marketing	6.6%	3,489	3,663	-4.8%
Insurance	4.7%	2,489	2,193	13.5%
Same-Store operating expenses	100.0%	$53,079	$53,281	-0.4%
Same-Store Homes	32,265

	% of YTD 2016
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2016	YTD 2015	% Change

Real estate taxes (3)	37.1%	$77,001	$70,542	9.2%
Personnel	24.3%	50,438	50,004	0.9%
Utilities	15.1%	31,481	32,261	-2.4%
Repair and maintenance	12.8%	26,568	26,117	1.7%
Administrative and marketing	6.4%	13,381	12,784	4.7%
Insurance	4.3%	8,988	8,765	2.5%
Same-Store operating expenses (3)	100.0%	$207,857	$200,473	3.7%
Same-Store Homes	31,930

(1) See Attachment 16 for definitions and other terms.
(2) 3Q 2016 Same Store Expenses were lowered by $680 thousand due to the reversal of a portion of the initial expected real estate tax assessment on a 2014 San Francisco development completion.
(3) 4Q 2016, 4Q 2015, YTD 2016, and YTD 2015 presented above include $303 thousand, $70 thousand, $745 thousand, and $140 thousand, respectively, of higher New York real estate taxes due to 421 exemption and abatement reductions.

Attachment 7(A)

UDR, Inc.
Apartment Home Breakout (1)
Portfolio Overview as of Quarter Ended
December 31, 2016
(Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
Orange County, CA	3,367	1,447	—	4,814	99	4,913
San Francisco, CA	2,230	328	193	2,751	447	3,198
Seattle, WA	2,014	71	508	2,593	224	2,817
Los Angeles, CA	1,225	—	—	1,225	341	1,566
Monterey Peninsula, CA	1,565	—	—	1,565	—	1,565
Other Southern CA	756	—	—	756	571	1,327
Portland, OR	476	—	—	476	—	476
	11,633	1,846	701	14,180	1,682	15,862
Mid-Atlantic Region
Metropolitan DC	4,824	3,578	—	8,402	874	9,276
Richmond, VA	1,358	—	—	1,358	—	1,358
Baltimore, MD	720	—	—	720	379	1,099
	6,902	3,578	—	10,480	1,253	11,733
Northeast Region
New York, NY	1,945	—	—	1,945	710	2,655
Boston, MA	1,179	369	—	1,548	1,302	2,850
Philadelphia, PA	—	—	—	—	290	290
	3,124	369	—	3,493	2,302	5,795
Southeast Region
Orlando, FL	2,500	—	—	2,500	—	2,500
Nashville, TN	2,260	—	—	2,260	—	2,260
Tampa, FL	2,287	—	—	2,287	—	2,287
Other Florida	636	—	—	636	—	636
	7,683	—	—	7,683	—	7,683
Southwest Region
Dallas, TX	2,040	—	305	2,345	1,130	3,475
Austin, TX	883	—	390	1,273	259	1,532
Denver, CO	—	—	—	—	223	223
	2,923	—	695	3,618	1,612	5,230
Totals	32,265	5,793	1,396	39,454	6,849	46,303

Communities	110	11	6	127	27	154

Total Homes (incl. joint ventures) (4)			46,303
Homes in Development, Excluding Completed Homes (5)
Current Pipeline Wholly-Owned			1,101
Current Pipeline Joint Venture (6)			970
Current Pipeline Preferred Equity Investments (6)			1,533
Total expected homes (including development)			49,907

(1) See Attachment 16 for definitions and other terms.
(2) Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3) Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition Communities categories on Attachment 5. Excludes development homes not yet completed.

(4) Represents joint venture homes at 100 percent. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.
(5) See Attachments 9 and 12(B) for details of our development communities.
(6) Represents joint venture and preferred equity investment homes at 100 percent. Excludes 218 homes at Steele Creek where we have a participating loan investment. See Attachments 9 and 12(B) for UDR's developments and ownership interests.

Attachment 7(B)

UDR, Inc.
Non-Mature Home Summary (1)
Portfolio Overview as of Quarter Ended
December 31, 2016
(Unaudited)

Non-Mature Home Breakout - By Region (includes development homes that have been completed)

		# of	Same-Store			# of	Same-Store
Community	Category	Homes	Date (2)	Community	Category	Homes	Date (2)
West Region				Mid-Atlantic Region
Orange County, CA				Metropolitan D.C.
Eight 80 Newport Beach (3)	Stabilized, Non-Mature	1,447	1Q18	DelRay Tower	Stabilized, Non-Mature	332	1Q17
				1200 East West	Stabilized, Non-Mature	247	1Q17
San Francisco, CA				Courts at Huntington Station	Stabilized, Non-Mature	421	1Q17
2000 Post	Stabilized, Non-Mature	328	1Q17	Eleven55 Ripley	Stabilized, Non-Mature	379	1Q17
Edgewater	Redevelopment	193	2Q18	Arbor Park of Alexandria	Stabilized, Non-Mature	851	2Q17
				Courts at Dulles	Stabilized, Non-Mature	411	1Q17
Seattle, WA				Newport Village	Stabilized, Non-Mature	937	1Q17
Borgata Apartment Homes	Stabilized, Non-Mature	71	1Q18
Ashton Bellevue	Acquisition	202	1Q18	Northeast Region
Ten20	Acquisition	129	1Q18	Boston, MA
Milehouse	Acquisition	177	1Q18	100 Pier 4	Stabilized, Non-Mature	369	1Q17

				Southwest Region
				Dallas, TX
				Thirty377	Redevelopment	305	2Q19

				Austin, TX
				Residences at the Domain	Redevelopment	390	2Q18

				Total		7,189

Non-Mature Home Breakout - By Date (quarter indicates date of Same-Store inclusion)

		# of				# of
Date & Community	Category	Homes		Date & Community	Category	Homes
1Q17				1Q18
DelRay Tower	Stabilized, Non-Mature	332		Borgata Apartment Homes	Stabilized, Non-Mature	71
100 Pier 4	Stabilized, Non-Mature	369		Ashton Bellevue	Acquisition	202
1200 East West	Stabilized, Non-Mature	247		Ten20	Acquisition	129
Courts at Huntington Station	Stabilized, Non-Mature	421		Milehouse	Acquisition	177
Eleven55 Ripley	Stabilized, Non-Mature	379		Eight 80 Newport Beach (3)	Stabilized, Non-Mature	1,447
Courts at Dulles	Stabilized, Non-Mature	411
Newport Village	Stabilized, Non-Mature	937		2Q18
2000 Post	Stabilized, Non-Mature	328		Edgewater	Redevelopment	193
				Residences at the Domain	Redevelopment	390
2Q17
Arbor Park of Alexandria	Stabilized, Non-Mature	851		2Q19
				Thirty377	Redevelopment	305

				Total		7,189

Summary of Non-Mature Home Activity
		Stabilized,				Held for
	Market	Non-Mature	Acquired	Redevelopment	Development	Disposition	Total
Non-Mature Homes at September 30, 2016		4,448	—	2,406	—	1,402	8,256
Ashton Bellevue	Seattle, WA	—	202	—	—	—	202
Ten20	Seattle, WA	—	129	—	—	—	129
Milehouse	Seattle, WA	—	177	—	—	—	177
Borgata Apartment Homes	Seattle, WA	71	—	(71)	—	—	—
Eight 80 Newport Beach (3)	Orange County, CA	1,447	—	(1,447)	—	—	—
Beach & Ocean (4)	Orange County, CA	(173)	—	—	—	—	(173)
Dispositions	Baltimore, MD	—	—	—	—	(1,402)	(1,402)
Non-Mature Homes at December 31, 2016		5,793	508	888	—	—	7,189

(1) See Attachment 16 for definitions and other terms.
(2) Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD Same-Store pool.
(3) Eight 80 Newport Beach was formerly known as Coronado.
(4) Contributed the community to the QTD Same-Store pool in 4Q16.

Attachment 7(C)

UDR, Inc.
Total Revenue Per Occupied Home Summary (1)
Portfolio Overview as of Quarter Ended
December 31, 2016
(Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3) (4)	Homes	Homes (4) (5)	(incl. JV at share) (5)
West Region
Orange County, CA	$2,276	$1,853	$—	$2,151	$2,275	$2,145
San Francisco, CA	3,301	3,611	4,142	3,397	4,628	3,474
Seattle, WA	2,048	2,817	3,220	2,320	3,960	2,373
Los Angeles, CA	2,641	—	—	2,641	3,846	2,712
Monterey Peninsula, CA	1,571	—	—	1,571	—	1,571
Other Southern CA	1,771	—	—	1,771	3,081	2,130
Portland, OR	1,516	—	—	1,516	—	1,516
Mid-Atlantic Region
Metropolitan DC	1,977	1,910	—	1,948	2,773	1,977
Richmond, VA	1,273	—	—	1,273	—	1,273
Baltimore, MD	1,698	—	—	1,698	1,780	1,715
Northeast Region
New York, NY	4,236	—	—	4,236	4,754	4,316
Boston, MA	2,513	4,180	—	2,908	2,439	2,770
Philadelphia, PA	—	—	—	—	3,203	3,203
Southeast Region
Orlando, FL	1,209	—	—	1,209	—	1,209
Nashville, TN	1,226	—	—	1,226	—	1,226
Tampa, FL	1,308	—	—	1,308	—	1,308
Other Florida	1,474	—	—	1,474	—	1,474
Southwest Region
Dallas, TX	1,178	—	2,004	1,284	1,693	1,363
Austin, TX	1,357	—	1,420	1,376	4,153	1,635
Denver, CO	—	—	—	—	3,278	3,278
Weighted Average	$1,981	$2,150	$2,498	$2,021	$2,962	$2,090

(1) See Attachment 16 for definitions and other terms.
(2) Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3) Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition Communities categories on Attachment 5.
(4) Development revenue per occupied home can be affected by the timing of home deliveries during a quarter and the effects of upfront rental rate concessions on cash-based calculations.
(5) Represents joint ventures at UDR's ownership interests. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.
Net Operating Income Breakout By Market (1)
December 31, 2016
(Dollars in Thousands)
(Unaudited)

	Three Months Ended December 31, 2016
			UDR's
	Same-Store	Non Same-Store (2)	Share of JVs (2)(3)	Total
Net Operating Income	$132,503	$36,791	$18,239	$187,533

	Three Months Ended December 31, 2016
	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Northeast Region
Orange County, CA	12.8%	12.0%	New York, NY	12.7%	11.6%
San Francisco, CA	12.1%	11.8%	Boston, MA	4.8%	6.9%
Seattle, WA	6.6%	7.1%	Philadelphia, PA	0.0%	0.7%
Los Angeles, CA	5.1%	4.1%		17.5%	19.2%
Monterey Peninsula, CA	4.0%	2.9%	Southeast Region
Other Southern CA	2.2%	2.4%	Orlando, FL	4.6%	3.3%
Portland, OR	1.1%	0.8%	Nashville, TN	4.5%	3.2%
	43.9%	41.1%	Tampa, FL	4.3%	3.1%
			Other Florida	1.3%	0.9%
Mid-Atlantic Region				14.7%	10.5%
Metropolitan DC	14.4%	19.3%	Southwest Region
Richmond, VA	2.7%	1.9%	Dallas, TX	3.3%	3.8%
Baltimore, MD	1.9%	1.8%	Austin, TX	1.6%	2.0%
	19.0%	23.0%	Denver, CO	0.0%	0.4%
				4.9%	6.2%

			Total	100.0%	100.0%

(1) See Attachment 16 for definitions and other terms.
(2) Excludes results from Sold and Held for Disposition Communities.
(3) Includes UDR's share of joint venture and partnership NOI.

Attachment 8(A)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Prior Year Quarter
December 31, 2016
(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 2016 NOI	4Q 16	4Q 15	Change	4Q 16	4Q 15	Change
West Region
Orange County, CA	3,367	12.8%	95.8%	95.6%	0.2%	$2,276	$2,155	5.6%
San Francisco, CA	2,230	12.1%	96.4%	96.3%	0.1%	3,301	3,233	2.1%
Seattle, WA	2,014	6.6%	96.8%	96.7%	0.1%	2,048	1,907	7.4%
Los Angeles, CA	1,225	5.1%	95.7%	95.6%	0.1%	2,641	2,571	2.7%
Monterey Peninsula, CA	1,565	4.0%	96.4%	96.3%	0.1%	1,571	1,422	10.5%
Other Southern CA	756	2.2%	96.3%	96.3%	0.0%	1,771	1,674	5.8%
Portland, OR	476	1.1%	96.5%	96.9%	-0.4%	1,516	1,380	9.9%
	11,633	43.9%	96.2%	96.1%	0.1%	2,312	2,200	5.1%
Mid-Atlantic Region
Metropolitan DC	4,824	14.4%	97.4%	96.5%	0.9%	1,977	1,911	3.5%
Richmond, VA	1,358	2.7%	96.5%	95.6%	0.9%	1,273	1,246	2.2%
Baltimore, MD	720	1.9%	97.4%	95.3%	2.1%	1,698	1,668	1.8%
	6,902	19.0%	97.2%	96.2%	1.0%	1,810	1,756	3.1%
Northeast Region
New York, NY	1,945	12.7%	97.5%	97.3%	0.2%	4,236	4,133	2.5%
Boston, MA	1,179	4.8%	96.9%	96.7%	0.2%	2,513	2,370	6.0%
	3,124	17.5%	97.2%	97.1%	0.1%	3,592	3,470	3.5%
Southeast Region
Orlando, FL	2,500	4.6%	97.1%	97.0%	0.1%	1,209	1,126	7.4%
Nashville, TN	2,260	4.5%	97.7%	97.7%	0.0%	1,226	1,142	7.4%
Tampa, FL	2,287	4.3%	96.6%	97.0%	-0.4%	1,308	1,220	7.2%
Other Florida	636	1.3%	97.3%	96.2%	1.1%	1,474	1,430	3.1%
	7,683	14.7%	97.1%	97.1%	0.0%	1,265	1,184	6.9%
Southwest Region
Dallas, TX	2,040	3.3%	96.9%	96.5%	0.4%	1,178	1,110	6.1%
Austin, TX	883	1.6%	96.5%	97.3%	-0.8%	1,357	1,302	4.2%
	2,923	4.9%	96.8%	96.7%	0.1%	1,232	1,168	5.4%

Total/Weighted Avg.	32,265	100.0%	96.8%	96.5%	0.3%	$1,981	$1,892	4.7%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Prior Year Quarter
December 31, 2016
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 16	4Q 15	Change	4Q 16	4Q 15	Change	4Q 16	4Q 15	Change
West Region
Orange County, CA	3,367	$22,021	$20,810	5.8%	$5,121	$4,956	3.3%	$16,900	$15,854	6.6%
San Francisco, CA	2,230	21,287	20,831	2.2%	5,317	5,034	5.6%	15,970	15,797	1.1%
Seattle, WA	2,014	11,979	11,144	7.5%	3,253	3,189	2.0%	8,726	7,955	9.7%
Los Angeles, CA	1,225	9,287	9,032	2.8%	2,573	2,469	4.2%	6,714	6,563	2.3%
Monterey Peninsula, CA	1,565	7,111	6,429	10.6%	1,763	1,737	1.5%	5,348	4,692	14.0%
Other Southern CA	756	3,869	3,657	5.8%	1,019	1,033	-1.3%	2,850	2,624	8.6%
Portland, OR	476	2,089	1,909	9.4%	569	521	9.1%	1,520	1,388	9.6%
	11,633	77,643	73,812	5.2%	19,615	18,939	3.6%	58,028	54,873	5.8%
Mid-Atlantic Region
Metropolitan DC	4,824	27,866	26,693	4.4%	8,818	8,548	3.2%	19,048	18,145	5.0%
Richmond, VA	1,358	5,003	4,852	3.1%	1,395	1,353	3.1%	3,608	3,499	3.1%
Baltimore, MD	720	3,572	3,434	4.0%	1,011	1,005	0.6%	2,561	2,429	5.5%
	6,902	36,441	34,979	4.2%	11,224	10,906	2.9%	25,217	24,073	4.7%
Northeast Region
New York, NY	1,945	24,098	23,464	2.7%	7,312	6,811	7.4%	16,786	16,653	0.8%
Boston, MA	1,179	8,613	8,105	6.3%	2,250	2,070	8.7%	6,363	6,035	5.4%
	3,124	32,711	31,569	3.6%	9,562	8,881	7.7%	23,149	22,688	2.0%
Southeast Region
Orlando, FL	2,500	8,804	8,191	7.5%	2,649	2,612	1.4%	6,155	5,579	10.3%
Nashville, TN	2,260	8,119	7,563	7.3%	2,151	2,157	-0.3%	5,968	5,406	10.4%
Tampa, FL	2,287	8,671	8,122	6.8%	2,922	2,842	2.8%	5,749	5,280	8.9%
Other Florida	636	2,736	2,624	4.2%	1,007	944	6.7%	1,729	1,680	2.8%
	7,683	28,330	26,500	6.9%	8,729	8,555	2.0%	19,601	17,945	9.2%
Southwest Region
Dallas, TX	2,040	6,988	6,558	6.5%	2,550	2,340	9.0%	4,438	4,218	5.2%
Austin, TX	883	3,469	3,355	3.4%	1,399	1,297	7.8%	2,070	2,058	0.7%
	2,923	10,457	9,913	5.5%	3,949	3,637	8.6%	6,508	6,276	3.7%

Totals	32,265	$185,582	$176,773	5.0%	$53,079	$50,918	4.2%	$132,503	$125,855	5.3%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Last Quarter
December 31, 2016
(Unaudited)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 16	3Q 16	Change	4Q 16	3Q 16	Change
West Region
Orange County, CA	3,367	95.8%	96.2%	-0.4%	$2,276	$2,260	0.7%
San Francisco, CA	2,230	96.4%	96.2%	0.2%	3,301	3,329	-0.8%
Seattle, WA	2,014	96.8%	96.5%	0.3%	2,048	2,032	0.8%
Los Angeles, CA	1,225	95.7%	96.3%	-0.6%	2,641	2,652	-0.4%
Monterey Peninsula, CA	1,565	96.4%	97.3%	-0.9%	1,571	1,534	2.4%
Other Southern CA	756	96.3%	96.3%	0.0%	1,771	1,762	0.5%
Portland, OR	476	96.5%	97.1%	-0.6%	1,516	1,500	1.1%
	11,633	96.2%	96.4%	-0.2%	2,312	2,304	0.4%
Mid-Atlantic Region
Metropolitan DC	4,824	97.4%	96.9%	0.5%	1,977	1,964	0.7%
Richmond, VA	1,358	96.5%	96.8%	-0.3%	1,273	1,285	-0.9%
Baltimore, MD	720	97.4%	96.4%	1.0%	1,698	1,702	-0.2%
	6,902	97.2%	96.8%	0.4%	1,810	1,803	0.4%
Northeast Region
New York, NY	1,945	97.5%	97.3%	0.2%	4,236	4,314	-1.8%
Boston, MA	1,179	96.9%	96.5%	0.4%	2,513	2,497	0.6%
	3,124	97.2%	97.0%	0.2%	3,592	3,632	-1.1%
Southeast Region
Orlando, FL	2,500	97.1%	97.1%	0.0%	1,209	1,201	0.7%
Nashville, TN	2,260	97.7%	97.8%	-0.1%	1,226	1,208	1.5%
Tampa, FL	2,287	96.6%	96.9%	-0.3%	1,308	1,301	0.5%
Other Florida	636	97.3%	96.6%	0.7%	1,474	1,488	-0.9%
	7,683	97.1%	97.2%	-0.1%	1,265	1,256	0.7%
Southwest Region
Dallas, TX	2,040	96.9%	96.9%	0.0%	1,178	1,170	0.7%
Austin, TX	883	96.5%	97.3%	-0.8%	1,357	1,363	-0.4%
	2,923	96.8%	97.0%	-0.2%	1,232	1,228	0.3%

Total/Weighted Avg.	32,265	96.8%	96.8%	0.0%	$1,981	$1,978	0.2%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Last Quarter
December 31, 2016
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses				Net Operating Income
	Homes	4Q 16	3Q 16	Change	4Q 16	3Q 16	Change		4Q 16	3Q 16	Change
West Region
Orange County, CA	3,367	$22,021	$21,960	0.3%	$5,121	$4,962	3.2%		$16,900	$16,998	-0.6%
San Francisco, CA	2,230	21,287	21,424	-0.6%	5,317	4,683	13.5%	(2)	15,970	16,741	-4.6%
Seattle, WA	2,014	11,979	11,850	1.1%	3,253	3,249	0.2%		8,726	8,601	1.4%
Los Angeles, CA	1,225	9,287	9,387	-1.1%	2,573	2,600	-1.1%		6,714	6,787	-1.1%
Monterey Peninsula, CA	1,565	7,111	7,006	1.5%	1,763	1,781	-1.1%		5,348	5,225	2.4%
Other Southern CA	756	3,869	3,848	0.6%	1,019	1,041	-2.1%		2,850	2,807	1.5%
Portland, OR	476	2,089	2,080	0.5%	569	528	7.8%		1,520	1,552	-2.0%
	11,633	77,643	77,555	0.1%	19,615	18,844	4.1%		58,028	58,711	-1.2%
Mid-Atlantic Region
Metropolitan DC	4,824	27,866	27,545	1.2%	8,818	9,133	-3.5%		19,048	18,412	3.5%
Richmond, VA	1,358	5,003	5,067	-1.3%	1,395	1,285	8.7%		3,608	3,782	-4.7%
Baltimore, MD	720	3,572	3,545	0.8%	1,011	1,025	-1.4%		2,561	2,520	1.7%
	6,902	36,441	36,157	0.8%	11,224	11,443	-1.9%		25,217	24,714	2.0%
Northeast Region
New York, NY	1,945	24,098	24,490	-1.6%	7,312	7,500	-2.5%		16,786	16,990	-1.2%
Boston, MA	1,179	8,613	8,524	1.0%	2,250	2,188	2.8%		6,363	6,336	0.4%
	3,124	32,711	33,014	-0.9%	9,562	9,688	-1.3%		23,149	23,326	-0.8%
Southeast Region
Orlando, FL	2,500	8,804	8,743	0.7%	2,649	2,750	-3.7%		6,155	5,993	2.7%
Nashville, TN	2,260	8,119	8,013	1.3%	2,151	2,404	-10.5%		5,968	5,609	6.4%
Tampa, FL	2,287	8,671	8,651	0.2%	2,922	3,115	-6.2%		5,749	5,536	3.9%
Other Florida	636	2,736	2,743	-0.3%	1,007	999	0.8%		1,729	1,744	-0.9%
	7,683	28,330	28,150	0.6%	8,729	9,268	-5.8%		19,601	18,882	3.8%
Southwest Region
Dallas, TX	2,040	6,988	6,940	0.7%	2,550	2,573	-0.9%		4,438	4,367	1.6%
Austin, TX	883	3,469	3,513	-1.3%	1,399	1,465	-4.5%		2,070	2,048	1.1%
	2,923	10,457	10,453	0.0%	3,949	4,038	-2.2%		6,508	6,415	1.4%

Total	32,265	$185,582	$185,329	0.1%	$53,079	$53,281	-0.4%		$132,503	$132,048	0.3%

(1) See Attachment 16 for definitions and other terms.
(2) 3Q16 Same Store Expenses were lowered by $680 thousand due to the reversal of a portion of the initial expected real estate tax assessment on a 2014 San Francisco development completion.

Attachment 8(E)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Year-to-Date vs. Prior Year-to-Date
December 31, 2016
(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2016 NOI	YTD 16	YTD 15	Change	YTD 16	YTD 15	Change
West Region
Orange County, CA	3,194	12.3%	96.0%	95.6%	0.4%	$2,231	$2,089	6.8%
San Francisco, CA	2,230	12.4%	96.3%	96.6%	-0.3%	3,313	3,129	5.9%
Seattle, WA	1,852	6.0%	96.7%	96.9%	-0.2%	2,023	1,870	8.2%
Los Angeles, CA	1,225	5.1%	95.3%	95.5%	-0.2%	2,629	2,486	5.8%
Monterey Peninsula, CA	1,565	3.9%	96.7%	97.0%	-0.3%	1,512	1,344	12.5%
Other Southern CA	756	2.1%	95.8%	96.2%	-0.4%	1,737	1,636	6.2%
Portland, OR	476	1.2%	97.1%	97.5%	-0.4%	1,476	1,303	13.3%
	11,298	43.0%	96.2%	96.3%	-0.1%	2,287	2,134	7.2%
Mid-Atlantic Region
Metropolitan DC	4,824	14.4%	97.0%	96.7%	0.3%	1,958	1,914	2.3%
Richmond, VA	1,358	2.8%	96.6%	96.1%	0.5%	1,270	1,241	2.3%
Baltimore, MD	720	2.0%	96.9%	96.4%	0.5%	1,690	1,660	1.8%
	6,902	19.2%	96.9%	96.5%	0.4%	1,795	1,758	2.1%
Northeast Region
New York, NY	1,945	13.2%	97.3%	97.4%	-0.1%	4,249	4,069	4.4%
Boston, MA	1,179	4.8%	96.5%	96.7%	-0.2%	2,476	2,337	5.9%
	3,124	18.0%	97.0%	97.1%	-0.1%	3,583	3,418	4.8%
Southeast Region
Orlando, FL	2,500	4.6%	96.8%	96.9%	-0.1%	1,188	1,103	7.7%
Nashville, TN	2,260	4.4%	97.6%	97.4%	0.2%	1,197	1,113	7.5%
Tampa, FL	2,287	4.4%	96.7%	97.0%	-0.3%	1,290	1,201	7.4%
Other Florida	636	1.4%	96.4%	96.6%	-0.2%	1,483	1,422	4.3%
	7,683	14.8%	97.0%	97.1%	-0.1%	1,245	1,161	7.2%
Southwest Region
Dallas, TX	2,040	3.4%	96.9%	96.8%	0.1%	1,158	1,093	5.9%
Austin, TX	883	1.6%	96.8%	97.4%	-0.6%	1,347	1,285	4.8%
	2,923	5.0%	96.8%	97.0%	-0.2%	1,216	1,151	5.5%

Total/Weighted Avg.	31,930	100.0%	96.7%	96.7%	0.0%	$1,958	$1,854	5.6%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Year-to-Date vs. Prior Year-to-Date
December 31, 2016
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 16	YTD 15	Change	YTD 16	YTD 15	Change	YTD 16	YTD 15	Change
West Region
Orange County, CA	3,194	$82,071	$76,538	7.2%	$18,586	$19,010	-2.2%	$63,485	$57,528	10.4%
San Francisco, CA	2,230	85,365	80,882	5.5%	21,034	18,931	11.1%	64,331	61,951	3.8%
Seattle, WA	1,852	43,469	40,263	8.0%	12,221	11,613	5.2%	31,248	28,650	9.1%
Los Angeles, CA	1,225	36,831	34,901	5.5%	10,290	9,239	11.4%	26,541	25,662	3.4%
Monterey Peninsula, CA	1,565	27,450	24,485	12.1%	7,045	6,756	4.3%	20,405	17,729	15.1%
Other Southern CA	756	15,094	14,279	5.7%	4,076	3,940	3.5%	11,018	10,339	6.6%
Portland, OR	476	8,189	7,254	12.9%	2,077	1,976	5.1%	6,112	5,278	15.8%
	11,298	298,469	278,602	7.1%	75,329	71,465	5.4%	223,140	207,137	7.7%
Mid-Atlantic Region
Metropolitan DC	4,824	109,936	107,154	2.6%	35,301	35,338	-0.1%	74,635	71,816	3.9%
Richmond, VA	1,358	19,988	19,439	2.8%	5,348	5,172	3.4%	14,640	14,267	2.6%
Baltimore, MD	720	14,145	13,830	2.3%	4,045	4,200	-3.7%	10,100	9,630	4.9%
	6,902	144,069	140,423	2.6%	44,694	44,710	0.0%	99,375	95,713	3.8%
Northeast Region
New York, NY	1,945	96,487	92,508	4.3%	28,310	26,454	7.0%	68,177	66,054	3.2%
Boston, MA	1,179	33,798	31,970	5.7%	8,892	8,985	-1.0%	24,906	22,985	8.4%
	3,124	130,285	124,478	4.7%	37,202	35,439	5.0%	93,083	89,039	4.5%
Southeast Region
Orlando, FL	2,500	34,497	32,066	7.6%	10,498	10,145	3.5%	23,999	21,921	9.5%
Nashville, TN	2,260	31,684	29,409	7.7%	8,972	8,937	0.4%	22,712	20,472	10.9%
Tampa, FL	2,287	34,223	31,960	7.1%	11,624	11,299	2.9%	22,599	20,661	9.4%
Other Florida	636	10,914	10,485	4.1%	3,865	3,719	3.9%	7,049	6,766	4.2%
	7,683	111,318	103,920	7.1%	34,959	34,100	2.5%	76,359	69,820	9.4%
Southwest Region
Dallas, TX	2,040	27,460	25,900	6.0%	9,938	9,341	6.4%	17,522	16,559	5.8%
Austin, TX	883	13,813	13,266	4.1%	5,735	5,418	5.9%	8,078	7,848	2.9%
	2,923	41,273	39,166	5.4%	15,673	14,759	6.2%	25,600	24,407	4.9%

Totals	31,930	$725,414	$686,589	5.7%	$207,857	$200,473	3.7%	$517,557	$486,116	6.5%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
December 31, 2016
(Unaudited)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover (2)
	4Q 2016	4Q 2016	4Q 2016	4Q 2016	4Q 2015	YTD 2016	YTD 2015
West Region
Orange County, CA	4.3%	3.2%	5.9%	46.7%	47.6%	55.2%	55.6%
San Francisco, CA	-1.4%	-5.8%	3.6%	48.4%	45.2%	57.6%	55.4%
Seattle, WA	4.2%	1.8%	7.1%	45.5%	45.3%	53.6%	54.0%
Los Angeles, CA	2.2%	1.4%	3.2%	35.9%	47.0%	51.7%	52.1%
Monterey Peninsula, CA	6.2%	3.5%	9.1%	53.0%	61.3%	55.1%	56.6%
Other Southern CA	4.0%	2.9%	5.6%	52.5%	49.9%	57.0%	60.2%
Portland, OR	4.3%	1.6%	8.0%	43.3%	46.7%	57.4%	53.8%

Mid-Atlantic Region
Metropolitan DC	1.8%	-0.1%	3.9%	35.0%	36.7%	46.0%	45.0%
Richmond, VA	-0.2%	-4.6%	5.0%	50.2%	50.8%	53.8%	56.3%
Baltimore, MD	0.0%	-4.5%	4.5%	38.6%	50.1%	54.7%	51.9%

Northeast Region
New York, NY	0.6%	-2.7%	3.6%	23.7%	22.2%	37.9%	37.9%
Boston, MA	3.4%	-0.1%	6.2%	36.0%	35.7%	47.2%	45.2%

Southeast Region
Orlando, FL	4.2%	1.5%	7.4%	46.8%	44.6%	53.5%	51.3%
Nashville, TN	5.0%	4.1%	5.9%	41.8%	43.2%	51.5%	53.5%
Tampa, FL	3.2%	1.0%	5.6%	45.3%	43.2%	55.3%	53.4%
Other Florida	2.1%	-0.3%	3.8%	39.9%	46.8%	43.9%	46.4%

Southwest Region
Dallas, TX	4.1%	1.8%	6.6%	45.5%	48.0%	54.6%	56.7%
Austin, TX	-0.1%	-4.3%	5.0%	47.6%	43.6%	52.0%	46.2%

Total/Weighted Avg.	2.4%	0.0%	5.1%	42.5%	43.6%	51.7%	51.4%

Percentage of Total Repriced Homes		52.8%	47.2%

(1) See Attachment 16 for definitions and other terms.
(2) 4Q16 same-store home count: 32,265. YTD 2016 same-store home count: 31,930.

Attachment 9

UDR, Inc.
Development Summary (1) (2)
December 31, 2016
(Dollars in Thousands)
(Unaudited)
Wholly-Owned

									Schedule			Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
The Residences at Pacific City	Huntington Beach, CA	516	—	$234,275	$342,000	$663		$—	2Q15	2Q17	1Q18	5.8%	—
345 Harrison Street	Boston, MA	585	—	108,007	366,500	626	(3)	—	1Q16	3Q18	1Q19	—	—
Total		1,101	—	$342,282	$708,500	$644		$—

Completed Projects, Non-Stabilized
N/A	N/A	—	—	$—	$—	$—		$—	N/A	N/A	N/A	—	—
Total - Wholly Owned		1,101	—	$342,282	$708,500	$644		$—

Net Operating Income From Wholly-Owned Projects								UDR's Capitalized Interest on Wholly-Owned Development Projects
		4Q 16							4Q 16
Projects Under Construction		$(170)							$2,821
Completed, Non-Stabilized		—
Total		$(170)

Unconsolidated Joint Ventures and Partnerships (8)
									Schedule			Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date (9)	Cost		Debt (10)	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
Residences on Jamboree	Irvine, CA	50%	381	99	$116,266	$125,000		$50,880	3Q14	4Q16	1Q17	29.1%	13.4%
Verve Mountain View	Mountain View, CA	50%	155	—	81,319	99,000	(6)	33,974	1Q15	1Q17	2Q17	4.5%	—
Crescent Heights	Los Angeles, CA	50%	150	—	47,198	126,000	(7)	—	2Q16	3Q18	3Q18	—	—
Vitruvian West	Addison, TX	50%	383	—	9,321	59,000		—	4Q16	2Q18	4Q18	—	—
Total			1,069	99	$254,104	$409,000		$84,854

Completed Projects, Non-Stabilized
399 Fremont	San Francisco, CA	51%	447	447	$317,955	$319,000	(4)	$171,012	1Q14	1Q16	2Q16	85.5%	83.0%
3033 Wilshire	Los Angeles, CA	50%	190	190	107,171	108,000	(5)	51,630	4Q14	4Q16	4Q16	26.8%	20.5%
Total - Unconsolidated Joint Ventures and Partnerships			1,706	736	$679,230	$836,000		$307,496

								UDR's Capitalized Interest on Unconsolidated Development Projects
									4Q 16
									$987

Projected Weighted Average Stabilized Yield on Development Projects Over Respective Market Cap Rates:									150-200 bps

(1) See Attachment 16 for definitions and other terms.
(2) The development summary above includes all communities under development that UDR wholly owns or owns an interest in through an unconsolidated joint venture.
(3) Includes 35,200 square feet of retail space.
(4) Includes 3,800 square feet of retail space.
(5) Includes 5,500 square feet of retail space.
(6) Includes 4,500 square feet of retail space.
(7) Includes 6,000 square feet of retail space.
(8) Unconsolidated developments are presented at 100%.
(9) Cost to Date includes land using the fair value established at joint venture formation versus historical cost and excludes UDR outside basis differences.
(10) Debt balances are presented net of deferred financing costs.

Attachment 10

UDR, Inc.
Redevelopment Summary (1)
December 31, 2016
(Dollars in Thousands)
(Unaudited)
Wholly-Owned
			Sched.
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost	Schedule				Percentage
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Acq.	Start	Compl.	Same-Store (3)	Leased	Occupied
Projects in Redevelopment

Edgewater (4)	San Francisco, CA	193	58	58	$6,289	$7,000	$36	1Q08	4Q15	1Q17	2Q18	92.8%	91.2%
Residences at the Domain	Austin, TX	390	311	274	6,159	8,500	22	3Q08	1Q16	1Q17	2Q18	95.9%	93.3%
Thirty377 (4)	Dallas, TX	305	56	19	2,211	9,500	31	3Q06	3Q16	1Q18	2Q19	94.4%	93.8%
Total		888	425	351	$14,659	$25,000	$28

Completed Redevelopments, Non-Stabilized

N/A	N/A	—	—	—	$—	$—	$—	N/A	N/A	N/A	N/A	—	—
Total - Wholly Owned		888	425	351	$14,659	$25,000	$28

Capitalized Interest on Redevelopment Projects
	4Q 16
	$30

		Projected Weighted Average Return on Incremental Capital Invested:				7.0% to 9.0%

(1) See Attachment 16 for definitions and other terms.
(2) Represents UDR's incremental capital invested in the projects.
(3) Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(4) Redevelopment projects consists of interior home improvements and renovation of building exteriors, corridors, and common area amenities.

Attachment 11

UDR, Inc.
Land Summary (1)
December 31, 2016
(Dollars in Thousands)
(Unaudited)

		UDR Ownership	Real Estate	UDR's Share
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)

						Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
7 Harcourt (3)	Boston, MA	100%	$7,023	$7,023	Complete	In Process
Vitruvian Park®	Addison, TX	100%	13,533	13,533	Complete		In Process
Dublin Land	Dublin, CA	100%	9,181	9,181	In Process	In Process
Total			$29,737	$29,737

			Real Estate	UDR's Share
			Cost Basis	Cost Basis
Unconsolidated Joint Ventures and Partnerships
UDR/MetLife Land - 5 parcels	Addison, TX	50%	$43,760	$21,880	Complete	In Process	In Process
Total			$43,760	$21,880

Total			$73,497	$51,617

Capitalized Interest on Land Projects

	4Q 16
	$523

				Income from Ground Lease
			Real Estate
Wholly-Owned Ground Lease			Cost Basis	4Q 2016	YTD 2016
Wilshire at LaJolla (4)	Los Angeles, CA	100%	$31,217	$662	$1,355

(1) See Attachment 16 for definitions and other terms.
(2) Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.
       Design Development: During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development: Entitled and/or unentitled land sites that the Company holds for future development.
(3) Land is adjacent to UDR's Garrison Square community.
(4) In June 2016, the Company increased its ownership interest in the parcel of land from 50% to 100%. Subsequent to the acquisition, UDR entered into a triple-net operating ground lease, to lease the land to a third-party developer. Annual lease revenue is expected to be approximately $2.6 million. The lease term is 49 years plus two 25-year extension options, and the ground lease provides the ground lessee with options to buy the fee interest in the property.

Attachment 12(A)

UDR, Inc.
Unconsolidated Joint Venture Summary (1)
December 31, 2016
(Dollars in Thousands)
(Unaudited)
Portfolio Characteristics

		# of			Physical	Total Rev. per	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Occ. Home	UDR's Share		Total
Joint Venture and Partnerships	Type	Parcels	Homes (5)	Interest	4Q 16	4Q 16 (1)	4Q 2016	YTD 2016	YTD 2016 (2)
UDR / MetLife
Operating communities	Various	21	5,302	50%	96.3%	$2,855	$15,261	$60,479	$120,859
Non-Mature (8)	High-rise	1	151	50%	96.7%	3,846	551	1,468	2,929
Development communities (7)	Various	6	736	(3)	64.9%	3,727	1,335	1,650	3,207
Land parcels (7)		5	—	50%	—	—	(4)	(21)	(45)
UDR / KFH	High-rise	3	660	30%	97.7%	2,611	1,096	4,291	14,304
Total/Weighted Average		36	6,849		92.1%	$2,962	$18,239	$67,867	$141,254

Balance Sheet Characteristics and Returns

	Gross Book Value				Weighted
	of JV Real	Total Project	UDR's Equity		Avg. Debt	Debt	Returns (6)
Joint Venture and Partnerships	Estate Assets (4)	Debt (4)	Investment		Interest Rate	Maturities	ROIC	ROE
UDR / MetLife
Operating communities	$2,150,986	$1,270,935	$321,363		4.43%	2018-2025
Non-Mature	112,501	50,734	20,146		4.53%	2018-2021
Development communities	697,484	307,496	191,770		2.89%	2018
Land parcels	43,760	—	36,605		N/A	N/A
UDR / KFH	285,023	165,687	12,835		2.70%	2025-2026
Total/Weighted Average	$3,289,754	$1,794,852	$582,719		4.01%		5.9%	7.6%

Same-Store Unconsolidated Joint Venture Growth

	Same-Store
	Joint Venture	4Q 2016 vs. 4Q 2015 Growth				4Q 2016 vs. 3Q 2016 Growth
Joint Venture	Communities (4)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	21	2.6%	5.2%	1.3%		-0.8%	-3.1%	0.2%
UDR / KFH	3	5.2%	2.5%	6.3%		0.6%	-2.2%	1.7%
Total/Average	24	2.8%	5.0%	1.9%		-0.7%	-3.0%	0.4%

				NOI				NOI
Same-Store JV Results at UDR's Ownership Interest				1.7%				0.3%

	Same-Store
	Joint Venture	YTD 2016 vs. YTD 2015 Growth
Joint Venture	Communities (4)	Revenue	Expense	NOI
UDR / MetLife	21	2.4%	3.8%	1.7%
UDR / KFH	3	3.4%	1.9%	4.0%
Total/Average	24	2.5%	3.7%	1.9%

				NOI
Same-Store JV Results at UDR's Ownership Interest				1.8%

(1) See Attachment 16 for definitions and other terms.
(2) Represents NOI at 100 percent for the period ended December 31, 2016.
(3) Includes 399 Fremont of which UDR owns 51.0%, Residences on Jamboree of which UDR owns 50.1%, 3033 Wilshire of which UDR owns 50.0%, Verve Mountain View of which UDR owns 50.1%, Crescent Heights of which UDR owns 50.0% and Vitruvian West of which UDR owns 50.0%.

(4) Joint ventures and partnerships represented at 100%.
(5) Includes homes completed for the period ended December 31, 2016.
(6) Excludes non-stabilized developments.
(7) Commenced construction on Vitruvian West as noted on Attachment 9.
(8) On October 3, 2016, two communities in Seattle, WA were acquired 100% by UDR as noted on Attachment 13.

24

Attachment 12(B)

UDR, Inc.
Preferred Equity and Participating Loan Investments (1)
December 31, 2016
(Dollars in Thousands)
(Unaudited)
Preferred Equity Investments

						UDR	UDR
		Own.	# of	Compl.	Going-in	Investment	Share of	Schedule			Percentage
Community	Location	Interest	Homes	Homes	Valuation	Cost	Debt	Start	Compl.	Stabilization (2)	Leased	Occupied

Projects Under Construction

West Coast Development JV (2)
Katella Grand II	Anaheim, CA	49%	386	—	$114,660	$26,529	$3,960	4Q14	4Q17	3Q18	—	—
Total			386	—	$114,660	$26,529	$3,960

Completed Projects, Non-Stabilized

West Coast Development JV (2)
8th & Republican (3)(5)	Seattle, WA	48%	211	211	$97,020	$23,971	$21,568	3Q14	2Q16	1Q17	87.2%	82.9%
OLiVE DTLA (3)(4)	Los Angeles, CA	47%	293	293	129,360	33,698	24,160	2Q14	4Q16	4Q17	15.0%	10.9%
Total			504	504	$226,380	$57,669	$45,728

Completed Projects, Stabilized

West Coast Development JV (2)
CityLine (6)	Seattle, WA	49%	244	244	$80,360	$20,214	$18,621	3Q14	2Q16	3Q16	95.5%	95.5%
Katella Grand I	Anaheim, CA	49%	399	399	137,935	34,268	31,531	4Q13	2Q16	4Q16	93.7%	91.5%
Total			643	643	$218,295	$54,482	$50,152

Total - Preferred Equity Investments			1,533	1,147	$559,335	$138,680	$99,840

Economics For Projects Under Construction and Completed Projects, Non-Stabilized

				Income from Preferred
	UDR's Equity		Preferred	Equity Investment (7)
	Investment (9)		Return	4Q 2016	YTD 2016
West Coast Development JV (2)	$93,323		6.5%	$1,322	$5,211

Economics For Completed Projects, Stabilized

				Income from Preferred			Total Rev. per	Net Operating Income
	UDR's Equity			Equity Investment (7)			Occ. Home	UDR's Share		Total
	Investment (9)			4Q 2016	YTD 2016		4Q 16 (1)	4Q 2016	YTD 2016	YTD 2016 (8)
West Coast Development JV (2)	$56,980			$547	$3,201		$2,118	$550	$667	$1,361

Participating Loan Investment

			# of	Compl.	Cost to	Budgeted	Loan	Loan
Community	Location		Homes	Homes	Date	Cost	Commitment (12)	Balance (12)	Leased	Occupied
Steele Creek (10)(11)	Denver, CO		218	218	$110,055	$110,055	$93,458	$94,003	86.7%	85.8%
Total			218	218	$110,055	$110,055	$93,458	$94,003

						Income from Participating
			Interest	Years to		Loan Investment			Upside
	UDR's Investment		Rate	Maturity		4Q 2016	YTD 2016		Participation
Steele Creek (12)	$94,003		6.5%	0.6		$1,567	$6,213		50%

(1) See Attachment 16 for definitions and other terms.
(2) In May 2015, UDR agreed to pay $136 million, net of debt, to acquire a 48% weighted average ownership interest in a $559 million, West Coast Development joint venture consisting of five communities in various stages of construction. UDR receives a 6.5% preferred return on our equity investment cost until stabilization. Our partner assumes all economics until stabilization. Upon stabilization, economics will be shared between UDR and our partner. UDR has the option to purchase each property at a fixed price one year after completion at an all-in option price of $597 million. A community is considered stabilized when it reaches 80% occupancy for ninety consecutive days.

(3) A small ownership interest in 8th & Republican and OLiVE DTLA is held by an additional co-investor.
(4) Includes 15,500 square feet of retail space.
(5) Includes 13,600 square feet of retail space.
(6) On January 25, 2017, CityLine was acquired 100% by UDR.
(7) Excludes depreciation expense.
(8) Represents NOI at 100 percent for the period ended December 31, 2016.
(9) UDR's equity investment of $150.3 million is inclusive of outside basis and our accrued preferred return, which differs from our investment cost of $138.7 million. For 4Q 2016 and YTD 2016, UDR received distributions of $1.1 million and $1.8 million, respectively, related to payment of our accrued preferred return.

(10) Includes 17,000 square feet of retail space.
(11) UDR's participating loan is reflected as investment in and advances to unconsolidated joint ventures on the Consolidated Balance Sheets and net income/(loss) from unconsolidated entities on the Consolidated Statements of Operations in accordance with GAAP. UDR has the option to purchase the property 25 months after completion of construction, which occurred in April 2015, and receive 50% of the value created from the project upon acquisition of the community or sale to a third party.

(12) Loan commitment represents loan principal and therefore excludes accrued interest. Loan balance includes interest accrued at 6.5% prior to the period end.

Attachment 13

UDR, Inc.
Acquisitions and Dispositions Summary (1)
December 31, 2016
(Dollars in Thousands)
(Unaudited)

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Acquisitions - Wholly-Owned Land

Jun-16	Wilshire at LaJolla (3)	Los Angeles, CA	50%	100%	$38,000	$—	—	$—
Aug-16	Dublin Land	Dublin, CA	5%	100%	9,000	—	—	—
					$47,000	$—	—	$—

Acquisitions - Wholly-Owned

Oct-16	Ashton Bellevue	Bellevue, WA	50%	100%	$132,230	$47,771	202	$655
Oct-16	Ten20	Bellevue, WA	50%	100%	80,370	28,025	129	623
Nov-16	Milehouse (1031 exchange)	Redmond, WA	0%	100%	70,201	—	177	397
					$282,801	$75,796	508	$557

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Dispositions - Joint Ventures

Sep-16	Cirque	Dallas, TX	50%	0%	$74,711	$18,974	252	$296
					$74,711	$18,974	252	$296

Dispositions - Joint Ventures Land

Feb-16	2919 Wilshire	Santa Monica, CA	95%	0%	$10,500	$—	—	$—
Mar-16	3032 Wilshire	Santa Monica, CA	95%	0%	13,500	—	—	—
Aug-16	Los Angeles Land	Los Angeles, CA	3%	0%	18,000	—	—	—
Aug-16	Bellevue Land	Bellevue, WA	6%	0%	41,000	—	—	—
					$83,000	$—	—	$—

Dispositions - Wholly-Owned

May-16	Bellevue Plaza (4)	Bellevue, WA	100%	0%	$45,350	$—	—	$—
Nov-16	7 operating communities (5)	Baltimore, MD	100%	0%	236,000	—	1,402	168
Nov-16	Highlands of Preston (1031 exchange)	Dallas, TX	100%	0%	48,600	—	380	128
					$329,950	$—	1,782	$160

(1) See Attachment 16 for definitions and other terms.
(2) Price represents 100% of the value of assets. Debt represents 100% of the asset's indebtedness.
(3) Subsequent to the acquisition, UDR entered into a triple-net operating ground lease, to lease the land to a third-party developer. Annual lease revenue is expected to be approximately $2.6 million. The lease term is 49 years plus two 25-year extension options, and the ground lease provides the ground lessee with options to buy the fee interest in the property.

(4) Consists of 60,000 square feet of retail space.
(5) The dispositions were executed in a series of two transactions, of which one transaction (two communities) was a reverse 1031 exchange.

Attachment 14

UDR, Inc.
Capital Expenditure and Repair and Maintenance Summary (1)
December 31, 2016
(Dollars in Thousands)
(Unaudited)

		Three Months		Capex	Twelve Months		Capex
	Weighted Avg.	Ended	Cost	as a %	Ended	Cost	as a %
Category (Capitalized)	Useful Life (yrs.) (2)	December 31, 2016	per Home	of NOI	December 31, 2016	per Home	of NOI
Capital Expenditures for Consolidated Homes (3)
Average number of homes (4)		39,989			40,543
Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$5,450	$136		$17,625	$435
Building exteriors	5 - 20	5,026	126		11,498	284
Landscaping and grounds	10	2,498	62		5,602	138
Total asset preservation		12,974	324		34,725	856
Turnover related	5	3,000	75		12,532	309
Total Recurring Cap Ex		15,974	399	10%	47,257	1,166	7%
Revenue Enhancing Cap Ex (5)
Kitchen & Bath		2,699	67		14,716	363
Revenue Enhancing		7,801	195		29,698	733
Total Revenue Enhancing Cap Ex	5 - 20	10,500	263		44,414	1,095

Total Recurring and Revenue Enhancing Cap Ex		$26,474	$662		$91,671	$2,261

One-Time Infrastructure Cap Ex	5 - 35	$581	$—		$2,136	$—

		Three Months			Twelve Months
		Ended	Cost		Ended	Cost
Category (Expensed)		December 31, 2016	per Home		December 31, 2016	per Home
Repair and Maintenance for Consolidated Homes
Average number of homes (4)		39,989			40,543
Contract services		$4,780	$120		$19,453	$480
Turnover related expenses		1,114	28		4,054	100
Other Repair and Maintenance
Building interiors		1,965	49		7,252	179
Building exteriors		454	11		1,740	43
Landscaping and grounds		230	6		1,360	34
Total		$8,543	$214		$33,859	$835

(1) See Attachment 16 for definitions and other terms.
(2) Weighted average useful life of capitalized expenses for the three months ended December 31, 2016.
(3) Excludes redevelopment capital and initial capital expenditures.
(4) Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(5) Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR's overall capital expenditure plan.

Attachment 15

UDR, Inc.
Full-Year 2017 Guidance (1)
December 31, 2016
(Unaudited)

Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance
	1Q 2017	Full-Year 2017
Income/(loss) per weighted average common share, diluted	$0.08 to $0.09	$0.31 to $0.36
FFO per common share and unit, diluted	$0.44 to $0.46	$1.83 to $1.87
FFO as Adjusted per common share and unit, diluted	$0.44 to $0.46	$1.83 to $1.87
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.42 to $0.44	$1.68 to $1.72
Annualized dividend per share and unit		$1.24

Same-Store Guidance		Full-Year 2017
Revenue growth		3.00% - 4.00%
Expense growth		2.50% - 3.50%
NOI growth		3.25% - 4.25%
Physical occupancy		96.7%
Same-Store homes		35,689

Sources of Funds ($ in millions)		Full-Year 2017
AFFO in Excess of Dividends		$136 to $148
Sales Proceeds and Debt and Equity Issuances		$300 to $500
Construction Loan Proceeds		$50 to $75

Uses of Funds ($ in millions)		Full-Year 2017
Debt maturities inclusive of principal amortization (weighted average interest rate of 1.5%)		$51
Development and redevelopment spending and land acquisitions		$350 to $450
Acquisitions		$66 to $200
Revenue enhancing capital expenditures inclusive of Kitchen and Bath		$40 to $50

Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2017
Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		($120) to ($124)
Capitalized interest (2)		$16 to $20
General and administrative		($46) to ($49)
Tax benefit/(provision) for TRS		($1) to ($2)
Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted		$53 to $60
Non-recurring items:
Disposition related gains/(losses) and non-recurring fees included in FFO		$1 to $2
Average stabilized homes		39,500
Recurring capital expenditures per home		$1,150

(1) See Attachment 16 for definitions and other terms.
(2) Excludes capitalized interest on joint venture and partnership level debt, which is included in the guidance for "Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted" above.

Attachment 16(A)

UDR, Inc.
Definitions and Reconciliations
December 31, 2016
(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds From Operations ("AFFO") attributable to common stockholders and unitholders:  The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income attributable to common stockholders to AFFO is provided on Attachment 2.

Development Communities:  The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Effective New Lease Rate Growth:  The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers effective new lease rate growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth:  The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Management considers effective renewal lease rate growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion:  The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Fixed Charge Coverage Ratio:  The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain/(loss) on the sale of real estate owned, TRS income tax, divided by total interest plus preferred dividends.

Management considers fixed charge coverage a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise fixed charge coverage is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Funds From Operations as Adjusted attributable to common stockholders and unitholders:  The Company defines FFO attributable to common stockholders and unitholders as Adjusted as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and TRS property, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds From Operations ("FFO") attributable to common stockholders and unitholders:  The Company defines FFO as net income attributable to common stockholders and unitholders, excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002. In the computation of diluted FFO, unvested restricted stock, unvested LTIP units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive; therefore, they are included in the diluted share count.

Activities of our taxable REIT subsidiary (TRS), include development and land entitlement. From time to time, we develop and subsequently sell a TRS property which results in a short-term use of funds that produces a profit that differs from the traditional long-term investment in real estate for REITs. We believe that the inclusion of these TRS gains in FFO is consistent with the standards established by NAREIT as the short-term investment is incidental to our main business. TRS gains on sales, net of taxes, are defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income attributable to common stockholders to FFO is provided on Attachment 2.

Attachment 16(B)

UDR, Inc.
Definitions and Reconciliations
December 31, 2016
(Unaudited)

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio:  The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, noncontrolling interests, net gain/(loss) on the sale of real estate owned, TRS income tax, divided by total interest.

Management considers interest coverage ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise interest coverage ratio is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR's Weighted Average Ownership Interest

In thousands		4Q 2016	YTD 2016
Income/(loss) from unconsolidated entities		$35,945	$52,234
Management fee		1,138	4,711
Interest expense		8,596	33,233
Depreciation		13,055	47,832
General and administrative		124	536
West Coast Development JV		(1,869)	(8,412)
Steele Creek		(1,567)	(6,213)
Other (income)/expense (includes 717 Olympic casualty (gain)/expense)		(168)	(4,059)
NOI related to sold properties		(80)	(4,496)
Gain on sales		(36,385)	(46,832)
Total Joint Venture NOI at UDR's Ownership Interest		$18,789	$68,534

JV Return on Equity ("ROE"):  The Company defines JV ROE as the pro rata share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital ("ROIC"):  The Company defines JV ROIC as its share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt to EBITDA:  The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain/(loss) on the sale of real estate owned, and TRS income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Net Operating Income (“NOI”):  The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	4Q 2016	3Q 2016	2Q 2016	1Q 2016	4Q 2015
Net income/(loss) attributable to UDR, Inc.	$237,617	$26,956	$17,946	$10,393	$162,200
Property management	6,603	6,607	6,494	6,379	6,445
Other operating expenses	2,369	1,636	1,892	1,752	3,534
Real estate depreciation and amortization	102,537	105,802	105,937	105,339	104,909
Interest expense	29,295	31,954	30,678	31,104	33,170
Casualty-related (recoveries)/charges, net	(1,102)	205	1,629	—	(45)
General and administrative	13,256	11,826	10,835	13,844	17,993
Tax (benefit)/provision, net	(3,063)	94	(402)	(403)	(1,424)
(Income)/loss from unconsolidated entities	(35,945)	(15,285)	(325)	(679)	(1,052)
Interest income and other (income)/expense, net	(481)	(478)	(540)	(431)	(407)
Joint venture management and other fees	(2,927)	(2,997)	(2,618)	(2,858)	(3,253)
Other depreciation and amortization	1,458	1,526	1,486	1,553	1,899
(Gain)/loss on sale of real estate owned, net of tax	(200,466)	—	(7,315)	(3,070)	(172,635)
Net income/(loss) attributable to noncontrolling interests	22,129	2,510	1,618	1,211	14,963
Total consolidated NOI	$171,280	$170,356	$167,315	$164,134	$166,297

Attachment 16(C)

UDR, Inc.
Definitions and Reconciliations
December 31, 2016
(Unaudited)

Non-Mature: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-Store Communities.

Non-Residential / Other:  The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store ("SS") Communities:  The Company defines QTD SS Communities as those communities stabilized for five full consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Recurring Capital Expenditures: The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less Recurring Capital Expenditures, minus the project’s annualized operating NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by total cost of the project.

Return on Equity ("ROE"): The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital ("ROIC"): The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures ("Cap Ex"): The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization for Same Store Classification: The Company generally defines stabilization as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company's Same-Store portfolio.

Stabilization Period for Development Yield: The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:  Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home:  The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS:  The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

YTD Same-Store ("SS") Communities:  The Company defines YTD SS Communities as those communities stabilized for two full consecutive calendar years. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Attachment 16(D)

UDR, Inc.
Definitions and Reconciliations
December 31, 2016
(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full year 2017 and first quarter of 2017 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2017
	Low	High
Forecasted net income per diluted share	$0.31	$0.36
Conversion from GAAP share count	(0.17)	(0.18)
Depreciation	1.69	1.69
Noncontrolling interests	(0.01)	(0.01)
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$1.83	$1.87
Disposition-related FFO	—	—
Acquisition-related and other costs	—	—
Cost associated with debt extinguishment	—	—
Casualty-related (recoveries)/charges	—	—
Forecasted FFO as Adjusted per diluted share and unit	$1.83	$1.87
Recurring capital expenditures	(0.15)	(0.15)
Forecasted AFFO per diluted share and unit	$1.68	$1.72

	1Q 2017
	Low	High
Forecasted net income per diluted share	$0.08	$0.09
Conversion from GAAP share count	(0.06)	(0.05)
Depreciation	0.42	0.42
Noncontrolling interests	—	—
Preferred dividends	—	—
Forecasted FFO per diluted share and unit	$0.44	$0.46
Disposition-related FFO	—	—
Acquisition-related and other costs	—	—
Cost associated with debt extinguishment	—	—
Casualty-related (recoveries)/charges	—	—
Forecasted FFO as Adjusted per diluted share and unit	$0.44	$0.46
Recurring capital expenditures	(0.02)	(0.02)
Forecasted AFFO per diluted share and unit	$0.42	$0.44

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